NEWS RELEASE

Contango Completes Acquisition of HighGold

FAIRBANKS, AK – July 10, 2024 – Contango ORE, Inc. (NYSE American: CTGO) (“Contango” or the “Company”) and HighGold Mining Inc. (TSX-V:HIGH, OTCQX:HGMIF) (“HighGold”) are pleased to announce that Contango has completed its acquisition of HighGold (the “Acquisition”) by way of a court approved plan of arrangement under the Business Corporations Act (British Columbia) (the “BCBCA”). The Acquisition was overwhelmingly approved by HighGold securityholders in accordance with the requirements of the BCBCA at a special meeting of HighGold securityholders held on June 27, 2024, and was subsequently approved by the Supreme Court of British Columbia on July 2, 2024.

Rick Van Nieuwenhuyse, CEO and President for Contango commented: “With the Manh Choh project now in production, the Lucky Shot and Johnson Tract projects provide a solid portfolio for growing gold production using our unique Direct Ship Ore (“DSO”) model. Our five year plan is to grow production from our existing projects to 200,000 ounces of annual gold equivalent production. By developing high-grade, high-quality mines that can utilize the DSO model by transporting our ore to existing and permitted operating processing facilities, we will reduce our environmental footprint and thereby lower our permitting risk, as well as lower the overall capital requirements to achieve commercial production. We believe this is a unique model and a right-fit for these continuing challenging capital markets for miners.”

As part of the Acquisition, Contango issued 1,698,887 shares of its common stock (“Contango Shares”) to HighGold shareholders based on a share exchange ratio of 0.019 of a Contango Share for each common share of HighGold (“HighGold Share”).

Concurrent with the Acquisition, Contango has appointed Darwin Green, HighGold’s President and Chief Executive Officer, to its board of directors.

The HighGold Shares are expected to be delisted from the TSX Venture Exchange at the close of trading on July 11, 2024 and HighGold intends to submit an application to the applicable securities regulators to cease to be a reporting issuer and to terminate its public reporting obligations.

Non-registered HighGold shareholders, or those that hold their HighGold Shares through an intermediary (i.e., broker), will receive the consideration payable to them pursuant to the Acquisition through their broker or other intermediary. Consideration for HighGold Shares that are held through an intermediary has been issued to Computershare Investor Services Inc. (“Computershare”), as depositary, and will be distributed to intermediaries in due course. Such non-registered HighGold shareholders should contact their intermediary for instructions and assistance in receiving the Acquisition consideration.

Registered HighGold shareholders, or those that hold their HighGold Shares directly with HighGold, will be required to file a Letter of Transmittal with Computershare in order to receive the consideration to which they are entitled. Registered HighGold Shareholders of record on May 21, 2024 should have received a Letter of Transmittal by mail. Registered HighGold shareholders requiring assistance to exchange their HighGold Shares may contact Computershare for assistance at 1-800-564-6253.

In connection with financial advisory services rendered by Agentis Capital Mining Partners (“Agentis”) to HighGold with respect to the Acquisition, a cash success fee of Cdn$693,900 is now payable by HighGold to Agentis. The cash success fee was calculated as 1.35% of the value of consideration received by HighGold Shareholders under the Acquisition.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company also has a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc. and through its subsidiary has 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims. Contango also owns a 100% interest in an additional approximately 145,000 acres of State of Alaska mining claims through its wholly owned subsidiary, which gives Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements and certain "forward-looking information" (within the meaning of Canadian securities legislation) regarding Contango and HighGold that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s and HighGold’s current expectations and includes statements regarding the expected delisting of HighGold Shares from the TSX Venture Exchange, the distribution of Contango Shares by Computershare, plans of Contango to grow gold production, including an anticipated reduced environmental footprint and lower permitting risks, future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: HighGold not receiving requisite approvals for the delisting of the HighGold Shares and for HighGold to cease to be a reporting issuer in Canada; the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango and HighGold do not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse
(907) 888-4273
www.contangoore.com